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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510


                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
                              DATED AUGUST 5, 1999


     The Aggressive Equity Portfolio of the Fund has eliminated its policy of normally investing at least 65% of its assets in equity securities of companies covered by Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research"). Accordingly, the first sentence of the section entitled "Principal Investment Strategies" on page 39 of the Prospectus is hereby replaced by the following:

          The Portfolio will normally invest at least 65% of its assets in equity securities of companies that the "Investment Manager," Morgan Stanley Dean Witter Advisors, Inc., believes offer the potential for superior earnings growth.

     Other references on page 39 of the Prospectus to MSDW Equity Research, and its analysis, research and/or coverage of equities, and to investments by the Aggressive Equity Portfolio in companies covered by MSDW Equity Research are hereby deleted.


March 15, 2000